UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

JF CHINA REGION FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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	1.	Title of each class of securities to which transaction applies:

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	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JF CHINA REGION FUND, INC.

J.P. Morgan Investor Services Co.
73 Tremont Street, 11th Floor
Boston, Massachusetts 02108, USA

April 6, 2007

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JF China Region Fund, Inc. (the “Fund”) which will be held on Thursday, May 10, 2007 at 10:00 a.m. at One Liberty Plaza, 39th Floor, Conference Center, New York, New York 10006.

I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the proxy card in the postage-paid envelope provided.

My fellow directors and I wish to extend to you an invitation to attend this year’s Annual Meeting of Stockholders, and I very much hope that you will be able to do so.

Yours faithfully,

The Rt. Hon. The Earl of Cromer
Chairman

JF CHINA REGION FUND, INC.

J.P. Morgan Investor Services Co.
73 Tremont Street, 11th Floor
Boston, Massachusetts 02108, USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2007

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of JF China Region Fund, Inc. (the “Fund”) will be held at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, Conference Center, New York, New York 10006, on Thursday, May 10, 2007, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1)	to elect one Director of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified; and

(2)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Thursday, March 8, 2007, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Hilary Lowe
Secretary

Boston, Massachusetts
April 6, 2007

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Fund’s Annual Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

JF CHINA REGION FUND, INC.

J.P. Morgan Investor Services Co.
73 Tremont Street, 11th Floor
Boston, Massachusetts 02108, USA

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of JF China Region Fund, Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, Conference Center, New York, NY 10006, on Thursday, May 10, 2007, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1)	to elect one Director of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified; and

(2)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund’s stockholders on or about April 6, 2007.

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010, USA
800-426-5523
www.computershare.com

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.

The Board of Directors has selected Gregory Pickard, Kathleen O’Neill, and Sara Sargent, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Boston, Massachusetts address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 8, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At that date, there were outstanding and entitled to vote 4,585,160 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected for each share held), with no shares having cumulative voting rights. Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

The principal executive offices of the Fund are located at J.P. Morgan Investor Services Co., 73 Tremont Street, 11th Floor, Boston, Massachusetts 02108, USA.

PRINCIPAL HOLDERS

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants, as of March 8, 2007*, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund.

Title of Class	Name and Address	Number of Shares and Nature of Ownership	Percent of Class*
Common Stock	CEDE & Co. c/o Depository Trust Company Box 20 New York, New York 10004-9998	4,531,824	98.83%
Common Stock	Levin Capital Strategies, L.P.** One Rockefeller Center Plaza New York, New York 11579	310,930	6.8%
Common Stock	The Rt. Hon. The Earl of Cromer Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Alexander Reid Hamilton (Nominee) P.O. Box 12343 General Post Office Hong Kong	——	——

	Julian M.I. Reid Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Michael J. James Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Simon J. Crinage Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Hilary Lowe Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	A. Douglas Eu*** 21st Floor, Chater House 8 Connaught Road Central Hong Kong	——	——

	All Directors and Officers as a Group	——	——

*	Because some or all of the shares attributed to CEDE & Co. may be held through the Depository Trust Company, the total percentage in this column may exceed 100%.

**	Information as to beneficial ownership of Levin Capital Strategies, L.P. is based on a report filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2007.

***	A. Douglas Eu served as Treasurer of the Fund through May 9, 2006.

PROPOSAL 1
ELECTION OF DIRECTORS

There are three members on the current Board of Directors. One of the current members of the Board of Directors, Mr. Alexander Reid Hamilton (the “Nominee”), has been nominated to serve for the term as indicated below and until his successor is elected and qualified.

Mr. Alexander Reid Hamilton was last elected by the stockholders at the 2006 Annual Meeting on May 11, 2006 to serve as a Class II director for a term of one year. In accordance with the terms of his election, his term expires at the 2007 Annual Meeting upon the election and qualification of his successor. He has been nominated to serve as a Class II director for a three-year term until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted “FOR” the election of the Nominee. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominee. The Board of Directors recommends that you vote “FOR” the Nominee.

The Board of Directors knows of no reason why the Nominee will be unable to serve. If the Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board of Directors to replace such Nominee.

The following table presents information concerning the Nominee and the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.

Name, Address and DOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
The Rt. Hon. The Earl of Cromer Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom DOB: 6/3/46	Chairman and Director, Class I	Since 1994	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business).	1
Director of Schroder Asia Pacific Fund Limited; Business Link Somerset Limited, Pacific Basin Shipping Limited, Cambridge Asia Investments Limited, Pedder Street Asia Absolute Return Fund Limited; Chairman of Japan High Yield Property Fund Limited and Western Provident Association; former Director of Inchcape Pacific Limited and Korea Asia Fund Limited.

Alexander Reid Hamilton (Nominee) P.O. Box 12343 General Post Office Hong Kong DOB: 10/4/41	Director, Class II	Since 1994	Director of Citic Pacific Limited (infrastructure); Director of China Cosco Holdings Company (container shipping); Director of Esprit Holdings Limited (clothing retail); Director of Shangri-La Asia Limited (hotels); and Director of Octopus Cards Limited (financial services).	1	See Principal Occupation.
Julian M.I. Reid Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom DOB: 7/8/44	Director, Class III	Since 1998	Chief Executive Officer of 3a Asset Management Limited; Director and Chairman of Morgan’s Walk Properties Limited.	1	Director and Chairman of The Korea Fund, Inc., Director and Chairman of Prosperity Voskhod Fund, and Director of 3a Global Growth Fund Limited.
OFFICERS WHO ARE NOT DIRECTORS
Michael J. James Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom DOB: 5/11/67	Treasurer	Since 2006
Chief Operating Officer
of JPMorgan Asset Management’s closed-end fund division since 2004; Vice President of JPMorgan Asset Management since September 2000;
employee of JPMorgan Chase & Co. since 1992.
				N/A	N/A

Name, Address and DOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director
Simon J. Crinage Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom DOB: 5/10/65	President	Since 2003	Former Director of the Fund; Vice President, JPMorgan Asset Management since September 2000. Prior to that, Director of JPMorgan Asset Management (UK) Limited.	N/A	N/A
Hilary Lowe Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom DOB: 11/15/71	Secretary	Since 2005	Associate, JPMorgan Asset Management since February 2002.	N/A	N/A

*	JF China Region Fund, Inc. is the sole fund in the fund complex.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 1, 2007.

Name of Director	Dollar Range of Equity Securities in the Fund (1)
INDEPENDENT DIRECTORS(2)
The Rt. Hon. The Earl of Cromer	$10,001 – 50,000
A. R. Hamilton	$1 – 10,000
Julian M.I. Reid	$1 – 10,000

(1)	Valuation as of March 1, 2007.

(2)	“Independent Directors” is defined as those directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 as amended (“the 1940 Act”).

During the fiscal year ended December 31, 2006, the Board of Directors held a total of seven meetings. All of the Independent Directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.

The Board of Directors has an Audit Committee. At present, the Audit Committee members are Messrs. Hamilton and Reid and The Rt. Hon. The Earl of Cromer. Each member of the Audit Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act and is “independent”, as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is exempt from the independence requirements of the New York Stock Exchange, Inc. (the “NYSE”) under Section 303A.00 of the NYSE Listing Standards because the Fund is a closed-end fund. The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm. The Audit Committee met twice during the fiscal year ended December 31, 2006.

The Audit Committee meets with the Fund’s independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm and to review fees charged by the independent registered public accounting firm. The Audit Committee, comprising all of the Independent Directors, also recommends to the Board of Directors the selection of the independent registered public accounting firm. The Fund’s Audit Committee Charter is available on the Fund’s website at www.jfchinaregion.com.

The Board of Directors also has a Management Engagement Committee that is composed of all of the Directors, each of whom are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The Management Engagement Committee evaluates the investment performance of the Fund’s portfolio and considers the renewal of the Fund’s investment management contract, generally for an additional one-year period. The Management Engagement Committee met twice during the fiscal year ended December 31, 2006.

The Board of Directors has a Nominating Committee composed of all of the Directors. The members of the Nominating Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The Nominating Committee is exempt from the independence requirements of the NYSE under Section 303A.00 of the NYSE Listing Standards because the Fund is a closed-end fund. The Nominating Committee met once during the fiscal year ended December 31, 2006. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Directors and recommending to the Board of Directors such nominees to stand for election at the Fund’s annual meeting of stockholders and to fill any vacancies on the Board. The Fund’s Nominating Committee Charter is available on the Fund’s website at www.jfchinaregion.com.

The Fund’s Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Directors, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Fund’s Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Deadline For Stockholder Proposals” below).

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. However, all of the Directors of the Fund then in office attended the May 11, 2006 Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS AND OFFICERS

A Director or officer of the Fund who is also an officer or employee of the Fund’s Investment Adviser receives no remuneration from the Fund. The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Fund’s Investment Adviser.

The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended December 31, 2006:

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
The Rt. Hon. The Earl of Cromer, Chairman and Director	$30,320	None	None	$30,320
A. R. Hamilton, Director	$27,235	None	None	$27,235
Julian M.I. Reid, Director	$27,200	None	None	$27,200
Total	$84,755	None	None	$84,755

The Directors’ compensation from the Fund consists solely of Directors’ annual fees and attendance fees. Each Director is paid an annual fee of $16,000 plus $1,400 per meeting attended, and the Chairman is paid an annual fee of $19,000 plus $1,400 per meeting attended.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2006.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE AS DIRECTOR.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund’s previous or future filings under the Securities Act of 1933, as amended, or the 1934 Act that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

(1) Membership and Role of the Audit Committee

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Fund’s website at www.jfchinaregion.com.

The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm.

(2) Review of the Fund’s Audited Financial Statements for the year ended December 31, 2006

The Audit Committee has conducted specific oversight activities with respect to the Fund’s audited financial statements for the year ended December 31, 2006. The Audit Committee has also reviewed and discussed them with the Fund’s Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 27, 2007, the Audit Committee also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PwC.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2006 be included in the Fund’s annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the U.S. Securities and Exchange Commission (the “SEC”) as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, located at 2001 Market Street, Philadelphia, Pennsylvania 19103 has been selected as the independent registered public accounting firm by a unanimous decision of the Board of Directors to audit the accounts of the Fund for and during 2007. This firm served as the independent registered public accounting firm of the Fund for 2006. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund’s fiscal years ended December 31, 2005 and 2006, respectively. No fees were billed by PwC to the Fund’s Investment Adviser or its affiliates.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees*	Tax Fees	All Other Fees
2005	$37,244	——	——	——
2006	$43,885	——	$26,905	——

*	“Audit-Related Fees” are those fees billed to the Fund by PwC in connection with services reasonably related to the performance of the audit of the Fund’s financial statements.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Adviser and any service providers controlling, controlled by or under common control with the Fund’s Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2005 and December 31, 2006 were pre-approved by the Audit Committee.

For the Fund’s fiscal year ended December 31, 2006, PwC did not provide any non-audit services to the Fund’s Investment Adviser or to any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER

The Fund’s Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Fund’s Investment Adviser’s principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

THE ADMINISTRATOR

The Fund’s Administrator is J.P. Morgan Investor Services Co., whose address is 73 Tremont Street, 11th Floor, Boston, Massachusetts 02108, USA.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2008 Annual Meeting of the Stockholders of the Fund must be received by December 8, 2007 to be included in the Proxy Statement. A stockholder seeking to have a proposal considered at the 2008 Annual Meeting where the proposal is not received by December 8, 2007, should notify the Fund no later than February 21, 2008. If notice is not received by February 21, 2008, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund’s Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2008 Annual Meeting will be held in May of 2008.

Stockholders may send communications to the Board of Directors via the Fund’s address at 73 Tremont Street, 11th Floor, Boston, Massachusetts 02108, USA in care of J.P. Morgan Investor Services Co. (the “Administrator”). All communications received from stockholders by the Administrator are forwarded to the Board or to the specified Board member, as the case may be, for consideration and response.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s Directors and officers, certain persons affiliated with the Fund’s Investment Adviser and persons who beneficially own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during 2006, all such filing requirements applicable to such persons were met.

OTHER MATTERS

The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

This Page Intentionally Left Blank

JF China Region Fund, Inc.

	000004	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext	000000000.000000 ext
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Director — The Board of Directors recommends a vote FOR the nominee listed.
1.	Nominee:

		For	Withhold	É
	01 - Alexander Reid Hamilton	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
É
1 0 B V 0 1 2 8 9 8 1

<STOCK#>                         00PLDC

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date, and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of
Stockholders, May 10, 2007.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

JF China Region Fund, Inc.

€	PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	€

Proxy — JF China Region Fund, Inc.

Proxy Solicited on Behalf of the Board of Directors

THE UNDERSIGNED STOCKHOLDER of JF China Region Fund, Inc. (the “Fund”) hereby appoints Gregory Pickard, Kathleen O’Neill and Sara Sargent, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2007, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 6, 2007, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominee as director and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.